Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 19, 1998



                                          /s/ Brian M. O'Hara
                                          -----------------------------
                                          Brian M. O'Hara

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 13, 1998



                                        /s/ Michael P. Esposito, Jr.
                                        ----------------------------------
                                        Michael P. Esposito, Jr.

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 17, 1998



                                            /s/ Robert R. Lusardi
                                            ------------------------------
                                            Robert R. Lusardi

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 19, 1998



                                            /s/ John Loudon
                                            ----------------------------
                                            John Loudon

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 19, 1998



                                          /s/ Cyril Rance
                                          ---------------------------------
                                          Cyril Rance

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 16, 1998



                                       /s/ Alan Z. Senter
                                       -------------------------------
                                       Alan Z. Senter

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 19, 1998



                                       /s/ Ellen E. Thrower
                                       ----------------------------
                                       Ellen E. Thrower

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 16, 1998



                                            /s/ John Weiser
                                            -----------------------------
                                            John Weiser

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 19, 1998



                                      /s/ Robert V. Hatcher, Jr.
                                      --------------------------------
                                      Robert V. Hatcher, Jr.

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 19, 1998



                                             /s/ Michael A. Butt
                                             --------------------------
                                             Michael A. Butt

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 19, 1998



                                          /s/ Sir Brian Corby
                                          ----------------------------
                                          Sir Brian Corby

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 18, 1998



                                         /s/ Robert R. Glauber
                                         ---------------------------------
                                         Robert R. Glauber

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Robert R. Lusardi, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his name to the Registration Statement of EXEL Limited, a Cayman Islands company, on Form S-8 under the Securities Act of 1933, as amended, and to any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  August 17, 1998



                                         /s/ Paul Jeanbart
                                         -----------------------------
                                         Paul Jeanbart